Fees Summary	Mar. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 190,050,000
Previously Paid Amount	0
Total Fee Amount	26,245.91
Total Offset Amount	0
Net Fee	$ 26,245.91
Final Prospectus	false